UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2020

MIKROS SYSTEMS CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware State or Other Jurisdiction of Incorporation of Organization)	000-14801 (Commission File Number)	14-1598200 (IRS Employer Identification Number)

707 Alexander Road Building 2, Suite 208 Princeton, NJ (Address of Principal Executive Offices)	08540 (Zip Code)

Registrant’s telephone number, including area code (609) 987-1513

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2020, Mark Malone resigned as President of Mikros Systems Corporation (the “Company”). Concurrent with his resignation, Walter T. (Chuck) Bristow, the Chief Operating Officer of the Company, was appointed to serve as the President of the Company. Mr. Bristow will continue to serve as the Chief Operating Officer of the Company

Walter T. (Chuck) Bristow, 62 has served as Chief Operating Officer of the Company since July 2017. Mr. Bristow was Vice President of Operations from February 2015 to July 2017, with responsibility for operations in the Fort Washington, Pennsylvania and Largo, Florida facilities. Mr. Bristow was Vice President of Engineering from August 2007 until February 2015 and served as our Director of Engineering from October 2003 to October 2007. Prior to Mikros, Mr. Bristow served as the Director of Network Engineering for Clariti Telecommunications International, and a hardware engineer with Magnavox/General Atronics Corporation, a manufacturer of military communications equipment.

In connection with his appointment, Mr. Bristow’s base salary was increased to $200,000.

In connection with his resignation, we entered into a consulting agreement with Mr. Malone to provide financial advisory, strategic planning and corporate governance consulting services to the Board of Directors. The consulting agreement has an initial term ending on May 31, 2020, provides for a fee of $20,000 per month plus a potential discretionary performance bonus, may be extended for additional one (1) month terms upon mutual agreement of the parties with the monthly fee adjusted to reflect any reduction in the volume of services, and provides for all restrictions and vesting provisions applicable to the 60,000 shares of restricted stock previously awarded to Mr. Malone to lapse and accelerate in full on May 31, 2020, provided that the consulting agreement has not been earlier terminated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIKROS SYSTEMS CORPORATION

Dated: March 2, 2020	By:	/s/ Thomas J. Meaney
Thomas J. Meaney
Chief Executive Officer